SUPPLEMENT DATED NOVEMBER 22, 1995
                                  TO
                       PROSPECTUS DATED MAY 1, 1995
                  CONNECTICUT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I
                    THE BLUE CHIP COMPANY'S VARIABLE UNIVERSAL LIFE

     On or about December 1, 1995, Connecticut Mutual Life Insurance Company ("CML") and several other applicants intend to file an application with the Securities and Exchange Commission seeking an order approving the substitution of shares issued by Oppenheimer Variable Accounts Funds ("OVAF") for shares of certain investment portfolios of Connecticut Mutual Financial Services Series Fund I, Inc. ("CMFSSF") currently held by various Sub-Accounts of Connecticut Mutual Variable Life Separate Account I ("Account I"). To the extent required by law, approvals of such substitutions will also be obtained from the state insurance regulators in certain jurisdictions. The effect of such a share substitution would be to replace certain portfolios of CMFSSF with those of OVAF as investment options under the Blue Chip Company's Variable Universal Life insurance policies described in your May 1, 1995 prospectus.

     More particularly, CML proposes to have Massachusetts Mutual Life ("MML") (see explanation below) substitute: (1) shares issued by OVAF representing interests in OVAF'S Bond Fund for shares currently held in a Sub-Account of Account I representing interests in CMFSSF's Income Portfolio, and (2) shares issued by OVAF representing interests in OVAF'S Bond Fund for shares currently held in a Sub-Account of Account I representing interests in CMFSSF's Government Securities Portfolio. If approved by the SEC and appropriate state insurance regulators, MML would carry out the proposed substitutions by redeeming the CMFSSF shares described above and purchasing with the proceeds, OVAF shares as described above. If carried out, the proposed substitutions would result in the involuntary reinvestment of policyowners' Policy Values, if any, invested in the foregoing CMFSSF Portfolios in the OVAF Funds as outlined above.

     The investment objectives of the OVAF Bond Fund is summarized below. Policyowners and prospective purchasers should carefully read the prospectus for the OVAF Bond Fund. MML will send each policyowner a copy of this prospectus before the proposed substitutions are carried out.

    OVAF Bond Fund seeks a high level of current income from investments in high-yield, fixed income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. As a secondary objective, the Bond Fund seeks capital growth when consistent with its primary objective.

     From the date of this supplement to the date of the proposed substitutions, each policyowner will be permitted to make one transfer of all of his or her Policy Value in any of the Sub-Accounts of Account I that would be affected by the proposed substitutions without that transfer counting as one of the 6 free transfers permitted in a Policy Year. Furthermore, from the date of this supplement until 30 days after the proposed substitution, CML and MML will not impose any restrictions on transfers among and between the Sub-Accounts of Account I or the Fixed Account.

     If the proposed substitutions are carried out, each policyowner affected by the substitution will be permitted, within 30 days of the substitution, to make one transfer of all of his or her Policy Value in any of the Sub-Accounts of Account I that were affected by the proposed substitutions without that transfer counting as one of the 6 free transfers permitted in a Policy Year.

     The proposed substitutions have come about as an indirect result of an Agreement and Plan of Merger between CML and MML, pursuant to which CML would merge with and into MML. Upon consummation of the Merger, the separate existence of CML would cease and MML would continue its corporate existence under its current name. In addition, Account I would become a separate account of MML. It is currently anticipated that this Merger would occur during the first three months of 1996. If the approvals described above are obtained, MML currently intends to carry out the proposed substitutions within several months of the Merger of CML with and into MML. If the Merger does not occur, the proposed substitutions will not be carried out.